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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 24, 1999


                           PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


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
                 DELAWARE                                     000-19480                             58-1651222
(State or other jurisdiction of incorporation)         (Commission File Number)        (IRS Employer Identification Number)
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                           2840 MT. WILKINSON PARKWAY
                                   SUITE 300
        ATLANTA, GEORGIA                                           30339
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (770) 444-5300



                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page: 4
                            Total Number of Pages: 6
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Item 5.  Other Events.

         On November 24, 1999, the Registrant announced that its stockholders have approved a one-for-three reverse stock split of the Registrant's common stock. A copy of the press release announcing the reverse stock split is filed as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

         99.1   Press Release issued by the Registrant on November 24, 1999.
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 24, 1999


                                PER-SE TECHNOLOGIES, INC.



                                By: /s/ ALLEN W. RITCHIE
                                    --------------------------------------
                                    Allen W. Ritchie
                                    President and Chief Executive Officer
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                               INDEX TO EXHIBITS

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
 EXHIBIT
   NO.                        DESCRIPTION OF EXHIBITS
 -------                      -----------------------

 99.1          Press Release issued by the Registrant on November 24, 1999.
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